EXHIBIT 10.2

                             SUBSCRIPTION AGREEMENT
                            FLAGSTICK VENTURES, INC.
          The Offer and Sale of up to 3,000,000 shares of common stock
                        Offering Price - $0.05 per share

In order to purchase shares of common stock, $.0001 par value per share (the "Shares") of Flagstick Ventures, Inc., a Delaware corporation (the "Company"), as described in, and in accordance with, the Prospectus dated _________, 2002 (the "Prospectus") accompanying this Subscription Agreement, a prospective investor must complete and sign this Subscription Agreement.

1. Number of Shares subscribed for : _______________________________

2. Payment tendered (number of Shares subscribed for multiplied by $.05):
_______________

Payments can be made in cash or by check, bank draft or postal express money order payable to Eiseman Levine Lehrhaupt & Kakoyiannis, P.C., as Escrow Agent. Forward this Subscription Agreement to Flagstick Ventures, Inc. at 2394 41st Street SW, Naples, Florida 34116 and payment to Eiseman Levine Lehrhaupt & Kakoyiannis at 845 Third Avenue, New York, New York 10022.

In connection with the offer and sale of the Shares, the Company reserves the right, in its sole discretion, to reject any subscription in whole or in part for any reason whatsoever notwithstanding the tender of payment at any time prior to its acceptance of any subscriptions.

This Subscription Agreement does not constitute an offer to sell or a solicitation of any offer to buy any Shares by anyone in any jurisdiction in which such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation.

  The shares have not been registered in the State of Florida. The sale of the shares pursuant to this Subscription Agreement in the State of Florida shall be voidable by the Purchaser within three days after the receipt of consideration from such purchaser by the escrow agent.

Florida residents hereby represent that they have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in Flagstick Ventures, Inc. and they are able to bear the economic risk to such investment.

                                    EXECUTION


_____________________________           ________________________________________
Signature                               Date

_____________________________           ________________________________________
Print Name of Purchaser                 Soc. Sec. or Tax ID No.

________________________________________________________________________________
Address & Telephone Number

                                   ACCEPTANCE

The subscription of __________________________ to purchase ________ shares in Flagstick Ventures, Inc. is hereby accepted this ____ day of _______________, 2002.

                                        FLAGSTICK VENTURES, INC.


                                        By: ____________________________________
                                            Jeff Arthur Jones, President




                                       60